UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  November 26, 2004

                      GMACM Home Equity Loan Trust
          Home Equity Loan-Backed Variable Pay Revolving Notes,
                            Series 2004-HE1



New York (governing law of          333-110437-07     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On November 26, 2004 a distribution was made to holders of GMACM Home Equity
 Loan Trust, Home Equity Loan-Backed Variable
 Pay Revolving Notes Series 2004-HE1.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the November 26, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
              Home Equity Loan-Backed Variable Pay Revolving Notes,
                                Series 2004-HE1

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President

              Date: 12/02/2004


                                INDEX TO EXHIBITS

Exhibit Number   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the November 26, 2004 distribution.




                                                  Home Equity Loan-Backed Term Notes, GMACM Series
                                                  2004-HE1
                                                  Payment Date           11/26/2004

Servicing Certificate                             Group 1
Beginning Pool Balance                            1,243,818,695.56
Beginning PFA                                     0.00
Ending Pool Balance                               1,216,767,756.66
Ending PFA Balance                                -
Principal Collections                             53,298,183.31
Principal Draws                                   20,359,464.34
Net Principal Collections                         -
Active Loan Count                                 32,696

Interest Collections                              5,104,287.45

Additional Mortgage Loans - Revolving Period      5,887,780.07
Additional Mortgage Loans - Due to Funding Event  0.00

Net WAC Rate                                      4.93214%
Substitution Adjustment Amount                    0.00

Excess Cash                                       2,647,436.34

                                 Beginning       Ending                                                 Interest   Security
Term Notes                       Balance         Balance          Factor    Principal       Interest    Shortfalls    %      Coupon
Class A-1                        595,000,000.00  595,000,000.00   1.0000000        0.00  1,064,388.89   0.00       47.25%    2.013%
Class A-2                        380,000,000.00  380,000,000.00   1.0000000        0.00    686,533.33   0.00       30.18%    2.033%
Class A-3                        284,311,000.00  284,311,000.00   1.0000000        0.00    541,454.50   0.00       22.58%    2.143%
Variable Pay Revolving Notes      12,556,948.99    9,909,512.65   0.3002274 2,647,436.3   4 24,248.86   0.00       0.79%     2.173%
Certificates                     -               -                -               -              0.00   -          -         -

Beginning Overcollateralization Amount           (2,400,666.70)
Overcollateralization Amount Increase (Decrease)  2,647,436.34
Outstanding Overcollateralization Amount            246,769.64
Target Overcollateralization Amount              10,341,828.72

Credit Enhancement Draw Amount                            0.00
Unreimbursed Prior Draws                                  0.00


                                                                                         Number     Percent
                                                  Balance                                of Loans   of Balance
Delinquent Loans (30 Days)*                     5,790,415.11                             152        0.48%
Delinquent Loans (60 Days)*                       979,120.25                             29         0.08%
Delinquent Loans (90 Days)*                       510,988.47                             13         0.04%
Delinquent Loans (120 Days)*                      230,109.42                             3          0.02%
Delinquent Loans (150 Days)*                       89,920.56                             2          0.01%
Delinquent Loans (180+ Days)*                     186,090.46                             3          0.02%
REO                                               -                                      0          0.00%
Bankruptcy                                      1,367,092.80                             40         0.11%
Foreclosures                                      240,666.11                             4          0.02%

*Delinquency Figures Do Not include Bankruptcy,
Foreclosure, and REO.

                                                  Liquidation To-Date
Beginning Loss Amount                             0.00
Current Month Loss Amount                         0.00
Current Month Recoveries                          0.00
Ending Loss Amount                                0.00                   0.00%

                                                  Recovery To-Date
Beginning Recovery Amount                         0.00
Current Month Recovery Amount                     0.00
Ending Recovery Amount                            0.00


                                                  Special Hazard                         Fraud      Bankruptcy
Beginning Amount                                  0.00                                   0.00       0.00
Current Month Loss Amount                         0.00                                   0.00       0.00
Ending Amount                                     -                                      -          -

Extraordinary Event Losses                        0.00
Excess Loss Amounts                               0.00


Funding Account
Beginning Funding Account Balance                 25,648,586.73
Deposit to Funding Account                        32,938,718.97
Excess Of Draws over Principal Collections                 0.00
Payment for Additional Purchases                   5,887,780.07
Prefunding balance sent to Funding account                 0.00
Add Variable Funding Note                                  0.00
Ending Funding Account Balance as of Payment Date 52,699,525.63
Interest earned for Collection Period                  8,159.06
Interest withdrawn related to prior Collection         3,228.13
Period

Cuurent Month Repurchases Units                   0
Cuurent Month Repurchases ($)                     -

Bullet Termination Events                                       Yes/No
1) Term Notes have been downgraded below AAA/Aaa by
S&P
and Moodys, respectively                                        No

2) Trust failed to receive advance of funds from
VPRN holder
or failed to issue and sell an additional VPRN                  No

3) Enhancer Default has occurred and is continuing              No

4-A) For 3 consecutive months, the average amount in
the Funding
Account not used to purchase additional balances or
subsequent
mortgage loans is greater than 30% of the amount
actually used to
purchase additional balances or subsequent transfer             No
loans.

4-B) For 6 consecutive months, the average amount in
the Funding
Account not used to purchase additional balances or
subsequent
mortgage loans is greater than 20% of the amount
actually used to
purchase additional balances or subsequent transfer             No
loans.

Funding Event                                                   Yes/No
Reserve Sub-Account balance is more than $2,000,000,
provided that the
Note Balance of the VPRN has been reduced to zero
and the
Overcollateralization Target Amount has been met.               No



